SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549



                            FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  November 20,
1996


AMERICAN INDUSTRIAL PROPERTIES REIT
(Exact name of registrant as specified in its charter)


Texas                              1-9016              75-6335572
(State or Other Jurisdiction   (Commission      (I.R.S. Employer
of Incorporation)             File Number)   Identification No.)


6220 North Beltline, Suite 205, Irving,  75063
Texas
(Address of principal executive          (Zip Code)
offices)



972/550-6053
(Registrant's telephone number, including area code)




Item 5.  Other Events

     On November 19, 1996, American Industrial Properties REIT (the "Trust") announced that AIP Properties #3, L.P., a newly-formed Delaware limited partnership that is a wholly-owned subsidiary of the Trust ("AIP Properties #3"), completed a mortgage financing with an affiliate of AEGON USA Realty Advisors, Inc. ("AEGON") in the amount of $27,990,000. The AEGON financing consists of non-recourse loans that are secured by first liens on 9 properties held by AIP Properties #3 and one property located in San Antonio, Texas currently under contract to be acquired by AIP Properties #2, L.P., a Delaware corporation and wholly-owned subsidiary of the Trust ("AIP Properties #2"), in connection with an exchange of properties, as more fully discussed below (the "AEGON Properties"). Net proceeds available from the AEGON financing (net of $1,537,500 which remains in escrow on the San Antonio, Texas property under contract and $350,000 which will be released upon the occurrence of certain events in connection with one of the properties securing the AEGON loans) were used to retire existing debt as discussed below. The interest rate on the AEGON loans is fixed at 8.61%. The loans mature on December 1, 2003, and monthly payments of principal and interest are based on an amortization of 22 years, with interest paid in arrears. Except as expressly provided, no portion of the AEGON loans may be prepaid for 3 years. Payments under such provisions shall include the principal amount owed under the related note, plus a premium and reimbursement of AEGON's costs and expenses incurred in connection with the release.

     In connection with the AEGON financing, the Trust formed AIP Properties #3 and AIP Properties #3 GP, Inc., a Texas corporation. The Trust beneficially owns 99% of the partnership interests of AIP Properties #3 as its sole limited partner. The Trust owns 100% of the outstanding shares of AIP Properties GP #3, Inc., which serves as the general partner of AIP Properties #3 and owns the remaining 1% general partner interest of the limited partnership.

     The Trust conveyed the following 8 properties to AIP Properties #3: (1) Beltline Business Center, consisting of 3 industrial buildings located in Irving, Texas, a suburb of Dallas, that are 100% finished for office space and, together, comprise approximately 61,000 square feet of net rentable space, which space also houses the Trust's roughly 2,500 square feet of corporate office space; (2) Gateway 5 and 6, consisting of 2 industrial buildings located in Irving, Texas, comprising approximately 79,000 square feet of net rentable space; (3) Meridian Street Warehouse, an industrial distribution property in Arlington, Texas, comprising approximately 72,000 square feet of net rentable space; (4) Northgate II, consisting of 4 industrial buildings located within a 21-building industrial park in Dallas, Texas, consisting of approximately 236,000 square feet of net rentable space; (5) Commerce Park, consisting of 2 industrial buildings in Houston, Texas, comprising approximately 87,000 square feet of net rentable space; (6) Plaza Southwest, consisting of 5 industrial buildings in Houston, Texas, comprising approximately 149,000 square feet of net rentable space; (7) Westchase Park, consisting of 2 industrial buildings in Houston, Texas, comprising approximately 47,000 square feet of net rentable space; and (8) Huntington Drive Center, consisting of a two-story office building and an industrial building, located in Monrovia, California, a suburb of Los Angeles, comprising approximately 62,000 square feet of net rentable space. Patapsco #1 Limited Partnership and Patapsco #2 Limited Partnership, both Delaware limited partnerships and wholly-owned subsidiaries of the Trust, conveyed their respective interests in Patapsco Industrial Center to AIP Properties #3. Patapsco Industrial Center is a five-building, two phase industrial park located in Linthicum Heights, Maryland, a suburb of Baltimore, and comprises approximately 95,000 square feet of net rentable space.

     AIP Properties #2 has entered into an Agreement of Purchase and Sale dated October 25, 1996, which transaction is expected to close, subject to the satisfactory completion of due diligence, on or about December 20, 1996. The transaction involves the sale by AIP Properties #2, of the Northview Distribution Center for $4,799,000 (including the assumption of an existing loan from AMRESCO Capital Corporation to AIP Properties #2 , in the approximate principal amount of $2,194,000), in exchange for an office/warehouse property comprising approximately 83,000 square feet of net rentable space, located in San Antonio, Texas, for a purchase price of $2,286,000. If the transaction is completed, AIP Properties #2 will transfer the acquired property to the Trust, which in turn will transfer the property to AIP Properties #3. If and until the transaction is completed, $1,537,500 of the proceeds of the AEGON loans will be held in escrow. In the event the transaction is not concluded by December 25, 1996, the $1,537,500 note becomes due and payable. AIP Properties #3 may utilize the funds held in escrow to satisfy the note, but will also be obligated to pay AEGON for interest accrued on the $1,537,500.

     On November 14, 1996, the Trust sold the Springbrook Business Park, an industrial building located in Kent, Washington, a suburb of Seattle, comprising approximately 81,000 square feet of net rentable space (the "Springbrook Property"). The Springbrook Property was sold pursuant an agreement between the Trust and Seattle First National Bank, as Ancillary Trustee for Copper Mountain Financial Group, Inc., as Custodian for Locals 302 and 612 of the International Union of Operating Engineers - Employers Construction Industry Retirement Fund for $4,500,000.

     On October 22, 1996, the Trust entered into a contract to sell an industrial building located in Edina, Minnesota, a suburb of Minneapolis, comprising approximately 60,000 square feet of net rentable space (the "Cahill Property") for $2,400,000. This sale is currently scheduled to close, subject to completion of due diligence, on or about December 20, 1996. If the sale occurs, net proceeds of approximately $2,300,000 will be utilized to retire existing debt as discussed below.

     THE INFORMATION CONTAINED IN THE FOLLOWING TABLES THAT ARE NOT HISTORICAL FACTS ARE FORWARD-LOOKING STATEMENTS WITHIN THE MEANING OF SECTION 27A OF THE SECURITIES ACT OF 1933 AND SECTION 21E OF THE SECURITIES EXCHANGE ACT OF 1934. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE INCLUDED IN THE FORWARD-LOOKING STATEMENTS. THESE FORWARD-LOOKING STATEMENTS INVOLVE RISKS AND UNCERTAINTIES INCLUDING, BUT NOT LIMITED TO, THE FOLLOWING:
CHANGES IN GENERAL ECONOMIC CONDITIONS IN THE MARKETS THAT COULD IMPACT DEMAND FOR THE TRUST'S PROPERTIES AND CHANGES IN FINANCIAL MARKETS AND INTEREST RATES IMPACTING THE TRUST'S ABILITY TO MEET ITS FINANCING NEEDS AND OBLIGATIONS.

     The Trust's total property portfolio (including the AEGON Properties) includes over 230 tenants. The Trust's tenant base is diverse with the average tenant occupying approximately 6,400 square feet and the Trust's largest tenant occupying 103,305 square feet. Average lease terms are between three to five years. No tenant possesses any right to acquire buildings they occupy, nor are tenants granted below market renewal options.
The following table provides additional rental income information for the AEGON Properties.

                  1996          1997          1998          1999          2000
 Meridian Street Warehouse
  (A)         138,600        40,425             0             0             0
  (B)               1             1             0             0             0
  (C)          33,264        38,808             0             0             0
  (D)         118,000             0             0             0             0

 Beltline Business Center
  (A)         360,778       292,479       170,367        46,648             0
  (B)               7             7            10             6             0
  (C)          12,548        12,478        19,616        12,754             0
  (D)         261,000             0             0             0             0

 Patapsco Industrial Center
  (A)         590,983       441,467       289,934       182,884       106,746
  (B)               2             8             1             4             7
  (C)           3,791        27,154         1,950        16,953        29,230
  (D)         399,000             0             0             0             0

 Plaza Southwest 1-5
  (A)        567,262        471,445      302,372        187,745        61,529
  (B)              3              8            7              6             6
  (C)          9,727         32,972       23,906         14,810        35,054
  (D)        534,000              0             0             0             0

 Commerce Park North
  (A)         481,450       444,884       391,025       276,203       142,981
  (B)               0             2             2             2             3
  (C)               0         4,630        24,050        19,998        32,932
  (D)         378,000             0             0             0             0

 Gateway 5&6
  (A)         369,153       163,703        82,310         5,777             0
  (B)               0             1             4             1             0
  (C)               0        10,819        20,082         9,904             0
  (D)         388,000             0             0             0             0

 Huntington Drive
  (A)         951,847       978,316       577,945       219,096       219,096
  (B)               0             3             2             0             2
  (C)               0         4,986        26,298             0        24,344
  (D)         679,000             0             0             0             0

 Northgate II
  (A)         764,762       764,984       694,604       486,580       111,362
  (B)               0             0             4             7             1
  (C)               0             0        38,067       153,480        18,600
  (D)         705,000             0             0             0             0

 Westchase Park
  (A)         249,731       261,147       237,956       162,132        81,490
  (B)               0             0             2             4             1
  (C)               0             0         4,800        19,865         7,625
  (D)         229,000             0             0             0             0

 TOTAL
  (A)       4,474,566     3,858,850     2,746,513     1,567,065       723,204
  (B)              13            30            32            30            20
  (C)          59,330       131,847       158,769       247,764       147,785
  (D)       3,691,000             0             0             0             0

                  2001          2002          2003          2004          2005
 Plaza Southwest 1-5
  (A)          12,497             0             0             0             0
  (B)               4             0             0             0             0
  (C)          18,361             0             0             0             0
  (D)               0             0             0             0             0

 Gateway 5&6
  (A)               0             0             0             0             0
  (B)               1             0             0             0             0
  (C)          37,981             0             0             0             0
  (D)               0             0             0             0             0

 Huntington Drive
  (A)          41,778             0             0             0             0
  (B)               0             0             0             1             0
  (C)               0             0             0         6,590             0
  (D)               0             0             0             0             0

 Northgate II
  (A)          85,728         6,528             0             0             0
  (B)               1             1             0             0             0
  (C)           5,280        20,400             0             0             0
  (D)               0             0             0             0             0

 Westchase Park
  (A)           9,825             0             0             0             0
  (B)               3             0             0             0             0
  (C)          15,340             0             0             0             0
  (D)               0             0             0             0             0


 TOTAL            2001          2002          2003          2004          2005
  (A)         149,828         6,528             0             0             0
  (B)               9             1             0             1             0
  (C)          76,962        20,400             0         6,590             0
  (D)               0             0             0             0             0

  (A)    Annual minimum rental payments for existing tenants
  (B)    Number of tenant leases expiring per year
  (C)    Square footage of tenant leases expiring per year
  (D)    FY 1997 projected net operating income

     The following table reflects comparable information for the Trust's other properties.

                   1996           1997           1998           1999           2000
 Burnsville
  (A)          315,624        477,515        298,446        420,406        226,858
  (B)                0              0              1              3              0
  (C)                0              0          2,891         17,621              0
  (D)          296,000              0              0              0              0

 Cahill
  (A)          296,959        226,289        174,539        102,361         49,803
  (B)                0              1              0              1              0
  (C)                0         18,012              0         17,716              0
  (D)          298,000              0              0              0              0

 Northview Distribution Center
  (A)          492,879        454,294        313,908        148,992        145,427
  (B)                0              0              2              1              1
  (C)                0              0         95,018         28,371              1
  (D)          436,000              0              0              0              0

 Northwest Business Park
  (A)          740,120        660,571        354,899         89,975         47,531
  (B)                0              3              6              2              1
  (C)                0         37,514         59,762         16,896          3,648
  (D)          681,000              0              0              0              0

 Tamarac Square
  (A)        2,093,111      1,849,278      1,763,165      1,296,332      1,113,103
  (B)                8              4             12              6              6
  (C)            8,421          9,967         24,222         14,580         15,485
  (D)        2,038,000              0              0              0              0

 TOTAL
  (A)        3,938,693      3,667,947      2,904,957      2,058,066      1,582,722
  (B)                8              8             21             13              8
  (C)            8,421         65,493        181,893         95,184         19,134
  (D)        3,749,000              0              0              0              0

                   2001           2002           2003           2004           2005
 Burnsville
  (A)          190,555              0              0              0              0
  (B)                2              0              0              0              0
  (C)           25,554              0              0              0              0
  (D)                0              0              0              0              0

 Cahill
  (A)           16,601              0              0              0              0
  (B)                1              0                             0              0
  (C)            9,862              0              0              0              0
  (D)                0              0              0              0              0

 Northview Distribution Center
  (A)           17,036              0              0              0              0
  (B)                2              0              0              0              0
  (C)           29,054              0              0              0              0
  (D)                0              0              0              0              0

 Northwest Business Park
  (A)           17,500              0              0              0              0
  (B)                1              0              0              0              0
  (C)            6,000              0              0              0              0
  (D)                0              0              0              0              0

 Tamarac Square
  (A)          783,886        725,151        579,234        346,432        108,576
  (B)                6              1              2              2              4
  (C)           35,034          8,000         19,894          6,171         10,700
  (D)                0              0              0              0              0

 TOTAL
  (A)        1,025,578        725,151        579,234        346,432        108,576
  (B)               12              1              2              2              4
  (C)          105,504          8,000         19,894          6,171         10,700
  (D)                0              0              0              0              0

  (A)    Annual minimum rental payments for existing tenants
  (B)    Number of tenant leases expiring per year
  (C)    Square footage of tenant leases expiring per year
  (D)    FY 1997 projected net operating income

     Net proceeds from the sale of Springbrook Business Park and from the AEGON loans were utilized by the Trust in connection with the Trust's option to obtain a discount on its indebtedness to The Manufacturers Life Insurance Company ("MLI") and The Manufacturers Life Insurance Company (U.S.A.) ("MLI-USA"). As previously reported, pursuant to an Agreement to settle litigation and repay the Trust's 8.8% notes to MLI and MLI-USA (the "MLI Agreement") and related documents, the Trust was granted the option to repay the approximately $45,239,000 principal amount due and owing on its outstanding notes for $36,800,000 (the "Option Price"). In order to achieve the discount on the principal balance of the MLI notes, the Trust is required to pay at least $25,000,000 to MLI and MLI-USA by November 23, 1996, to be applied pro rata to the outstanding principal balance of the notes and dollar-for-dollar to the Option Price. Net proceeds from the sale of Springbrook Business Park and from the AEGON loans in the amount of $28,754,000 were paid to MLI, thus satisfying the minimum payment required by November 23, 1996. As provided in the MLI Agreement, the Trust has earned one-half of the potential discount and will record an extraordinary gain of $4,220,000 in the fourth quarter of 1996.

The Trust must pay the remaining amount of the Option Price during extended option periods ending on March 31, 1997 or June 30, 1997, subject to the payment of additional principal payments in the amount of $250,000 and $150,000, respectively (which will be applied pro rata to the outstanding principal balance of the notes but not the Option Price). Interest also continues to accrue at the non-default rate of 8.8% per annum (and at the default rate upon an event of default), and monthly interest payments beginning June 3, 1996 must be made in order to receive the discount. Although interest will accrue against the outstanding principal balance of the MLI notes, the interest payments will be calculated against the balance of the Option Price; the portion of the accrued interest which is not satisfied by the required monthly payments will be deferred and due only upon an event of default and not payable if the Trust performs its obligations pursuant to the Agreement.

     The MLI notes remain fully matured, due and payable, subject to a moratorium on any collection efforts by MLI and MLI-USA through November 23, 1996, with possible extensions through June 30, 1997 as described above. As long as the Trust remains current in its obligations under the Agreement, it will be required to pay the outstanding principal balance of the MLI notes plus the 8.8% interest thereon, net of interest payments paid on the Option Price described above. If the Trust successfully completes the discounted payment of the MLI notes, this transaction will result in a total gain to the Trust of approximately $9,807,000, or $1.08 per share (comprised of approximately $8,439,000 of reduced principal payments and approximately $1,368,000 of accrued and unpaid interest).

Item 7.  Financial Statements, Pro Forma Financial
Information and Exhibits

     (c) Exhibits

99.1   Deed of Trust and Security Agreement dated November
15, 1996 between AIP Properties #3, L.P. and Life Investors
Insurance Company of America. (Huntington Drive)

99.2 Note dated November 15, 1996 in the original principal amount of $4,575,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Huntington Drive)

99.3   Deed of Trust and Security Agreement dated November
15, 1996 between AIP Properties #3, L.P. and Life Investors
Insurance Company of America. (Patapsco Industrial Center)

99.4 Note dated November 15, 1996 in the original principal amount of $3,112,500 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Patapsco Industrial Center)

99.5   Deed of Trust and Security Agreement dated November
15, 1996 between AIP Properties #3, L.P. and Life Investors
Insurance Company of America. (Woodlake Dist. Center)

99.6 Note dated November 15, 1996 in the original principal amount of $1,537,500 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Woodlake Dist. Center)

99.7   Deed of Trust and Security Agreement dated November
15, 1996 between AIP Properties #3, L.P. and Life Investors
Insurance Company of America. (All Texas Properties except
Woodlake)

99.8 Note dated November 15, 1996 in the original principal amount of $1,162,500 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Meridian)

99.9 Note dated November 15, 1996 in the original principal amount of $2,775,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Beltline)

99.10 Note dated November 15, 1996 in the original principal amount of $3,375,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Plaza Southwest)

99.11 Note dated November 15, 1996 in the original principal amount of $2,100,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Commerce Park North)

99.12 Note dated November 15, 1996 in the original principal amount of $2,850,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Gateway)

99.13 Note dated November 15, 1996 in the original principal amount of $5,175,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Northgate)

99.14 Note dated November 15, 1996 in the original principal amount of $1,327,500 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Westchase)


SIGNATURES

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                    AMERICAN INDUSTRIAL PROPERTIES REIT

                    /s/ Charles W. Wolcott
                    Charles W. Wolcott
                    President and Chief Executive Officer

DATE:  November 20, 1996

Index to Exhibits

Exhibit No.    Description

*99.1  Deed of Trust and Security Agreement dated November
15, 1996 between AIP Properties #3, L.P. and Life Investors
Insurance Company of America. (Huntington Drive)

*99.2 Note dated November 15, 1996 in the original principal amount of $4,575,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Huntington Drive)

*99.3  Deed of Trust and Security Agreement dated November
15, 1996 between AIP Properties #3, L.P. and Life Investors
Insurance Company of America. (Patapsco Industrial Center)

*99.4 Note dated November 15, 1996 in the original principal amount of $3,112,500 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Patapsco Industrial Center)

*99.5  Deed of Trust and Security Agreement dated November
15, 1996 between AIP Properties #3, L.P. and Life Investors
Insurance Company of America. (Woodlake Dist. Center)

*99.6 Note dated November 15, 1996 in the original principal amount of $1,537,500 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Woodlake Dist. Center)

*99.7  Deed of Trust and Security Agreement dated November
15, 1996 between AIP Properties #3, L.P. and Life Investors
Insurance Company of America. (All Texas Properties except
Woodlake)

*99.8 Note dated November 15, 1996 in the original principal amount of $1,162,500 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Meridian)

*99.9 Note dated November 15, 1996 in the original principal amount of $2,775,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Beltline)

*99.10 Note dated November 15, 1996 in the original principal amount of $3,375,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Plaza Southwest)

*99.11 Note dated November 15, 1996 in the original principal amount of $2,100,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Commerce Park North)

*99.12 Note dated November 15, 1996 in the original principal amount of $2,850,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Gateway)

*99.13 Note dated November 15, 1996 in the original principal amount of $5,175,000 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Northgate)

*99.14 Note dated November 15, 1996 in the original principal amount of $1,327,500 with AIP Properties #3 L.P.
as Maker and Life Investors Insurance Company as
Payee.(Westchase)

*Filed herewith.